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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2000



                             UNITED STATIONERS INC.
               (Exact name of Registrant as specified in charter)

          DELAWARE                    000-10653                  36-3141189
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
      of incorporation)                                      identification no.)

                          UNITED STATIONERS SUPPLY CO.
               (Exact name of Registrant as specified in charter)

          ILLINOIS                     33-59811                  36-2431718
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
      of incorporation)                                      identification no.)


                 2200 EAST GOLF ROAD
                DES PLAINES, ILLINOIS                     60016-1267
      (Address of Principal Executive Offices)            (Zip Code)


       Registrants' telephone number, including area code: (847) 699-5000

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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (c)    Exhibits.

                      Exhibit 99.1 -        Press Release dated as of October
                                            23, 2000, announcing the result of
                                            operations for the fiscal quarter
                                            ended September 30, 2000 and
                                            announcing a share repurchase
                                            program.

ITEM 9.        REGULATION FD DISCLOSURE.

        On October 23, 2000, United Stationers Inc. issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2000 and announcing a share repurchase program. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. The information contained in Exhibit 99.1 hereto is being furnished pursuant to Regulation FD and not filed, except for the two paragraphs appearing under the caption "Share Repurchase Program" in Exhibit 99.1, which shall be deemed filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED STATIONERS INC.
                                       UNITED STATIONERS SUPPLY CO.



Date:  October 23, 2000                By: \s\ Eileen A. Kamerick
                                           -------------------------------------
                                           Eileen A. Kamerick
                                           Executive Vice President and Chief
                                           Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                     DESCRIPTION
-------                                     -----------
99.1                  -                     Press Release, dated October 23,
                                            2000, announcing the result of
                                            operations for the fiscal quarter
                                            ended September 30, 2000 and
                                            announcing a share repurchase
                                            program.